TrueShares Quarterly Bull Hedge ETF (“QBUL”)

TrueShares Quarterly Bear Hedge ETF (“QBER”)

(each a “Fund”, and collectively, the “Funds”)

Each a series of Elevation Series Trust (the “Trust”)

Supplement dated January 9, 2026 to the

Funds’ Combined Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), dated February 28, 2025, as may be supplemented and/or revised from time to time.

Effective immediately, all references to the phone number, 1.877.524.9155 are replaced with 1.877.774.TRUE (8783).

The following sentence replaces the last sentence of the first paragraph of the “Investment Adviser” section on page 18 of the Prospectus:

The adviser is controlled by RiverNorth Strategic Holdings, LLC.

The following sentence replaces the last sentence of the first paragraph of the “Investment Adviser” section on page 13 of the SAI:

TrueMark is controlled by RiverNorth Strategic Holdings, LLC.

Effective January 16, 2026, the address of Paralel Distributors LLC and Paralel Technologies LLC is 1700 Broadway, Suite 2100, Denver, Colorado 80290. All references to the address of Paralel Distributors LLC and Paralel Technologies LLC are revised accordingly.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.